Acquisition of Liberty Dialysis Holdings- Pro Forma	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Acquisition of Liberty Dialysis Holding

Pro Forma Financial Information

The following financial information, on a pro forma basis, reflects the consolidated results of operations as if the Liberty Acquisition and the divestitures described above had been consummated on January 1, 2011. The pro forma information includes adjustments primarily for elimination of the investment gain and the gain from the retirement of debt. The pro-forma financial information is not necessarily indicative of the results of operations as it would have been had the transactions been consummated on January 1, 2011.

	For the years ended December 31,
	2012	2011

Pro forma net revenue	$13,900,540	$13,215,111
Pro forma net income attributable to shareholders of FMC-AG & Co. KGaA	1,054,872	1,077,218
Pro forma income per ordinary share
Basic	$3.46	$3.56
Fully diluted	$3.44	$3.53